Exhibit 99.2

FOR IMMEDIATE RELEASE
Group 1 Agrees to Acquire Hennessy Automobile Dealerships in the Atlanta Market to Advance Proven Cluster Strategy
Expected to Add Approximately $1.7 Billion in Annualized Revenues and Be Immediately Accretive to EPS Upon Closing
HOUSTON, TX July 30, 2026 – Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”), a Fortune 250 automotive retailer with 251 dealerships located in the U.S. and U.K., today announced it has signed a definitive agreement to acquire the dealership assets and real estate of Hennessy Automobile Companies (“Hennessy”), significantly expanding the Company’s presence in the Atlanta metropolitan market.
“Our cluster strategy has long focused on premium brands in attractive growth markets with high-revenue rooftops where we can leverage scale and expand margins,” said Daryl Kenningham, President and Chief Executive Officer of Group 1 Automotive. “Building on a strategy we have executed successfully across our largest markets, including Houston and Boston, this acquisition significantly expands our presence in the growing Atlanta market and creates new opportunities to enhance operational efficiency and deliver attractive, long-term returns. The Hennessy family has a tremendous reputation in Atlanta. We feel privileged to purchase this world class business. We thank the Hennessy family for trusting Group 1 with the transaction.”
The transaction includes 10 dealerships, a brand portfolio that contains key luxury and import brands, including Lexus, Jaguar/Land Rover and Porsche, and facilities containing 500 service bays staffed by approximately 280 technicians. It is expected to generate approximately $1.7 billion in annualized revenue and be immediately accretive to the Company’s earnings per share upon closing.
This transaction, together with the recent acquisitions of Stone Mountain Honda and Stone Mountain Toyota, will expand Group 1’s Atlanta presence from three to 15 dealerships, making the city the Company’s second largest market based on revenue and its ninth market in the U.S. with five or more stores.
Atlanta is a robust automotive market with strong fundamentals. The city is the sixth largest MSA1 and seventh largest DMA2 in the U.S., as well as the fastest-growing MSA and largest luxury vehicle market in the Southeast, with 21% luxury vehicle market share3. The city’s real GDP growth outpaced the national average growth rate by over 50% from 2014 to 20234 and the average household income within Hennessy’s markets specifically is approximately $150,000 per year5.
“For 62 years, our family company has been a cornerstone of the Atlanta automotive community, excelling in vehicle sales, servicing and leasing,” said Peter Hennessy. “Under Group 1’s stewardship, I know this strong legacy and deep commitment to Atlanta will continue. Group 1 shares our customer-focused philosophy, which will remain the foundation as they move our dealerships into the future.”
The Hennessy acquisition is valued at approximately $1.3 billion inclusive of blue sky, real estate and operating assets. Group 1 plans to finance the transaction with new debt, backstopped by a bridge commitment.
The transaction is expected to close by year-end 2026, subject to regulatory approvals, OEM approvals and customary closing conditions.
J.P. Morgan Securities LLC is acting as exclusive financial advisor, and Hill Ward Henderson and Vinson & Elkins LLP are serving as legal advisors, to Group 1. Kerrigan Advisors is acting as transaction advisor, and Holland and Knight is acting as legal advisor, to Hennessy Automobile Companies.
1 U.S. Census Bureau.
2 Nielsen.
3 Urban Science.
4 Federal Reserve Economic Data.
5 U.S. Census Bureau.

For additional information about this transaction, please see the Form 8-K that will be filed in connection with this transaction.

ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 251 automotive dealerships, 312 franchises, and 32 collision centers in the United States and the United Kingdom that offer 37 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Group 1 discloses additional information about the Company, its business, and its results of operations at www.group1corp.com, www.group1auto.com, www.group1collision.com, www.acceleride.com, and www.facebook.com/group1auto.
FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our strategic investments, goals, plans, projections and guidance regarding our financial position, results of operations and business strategy, including the financial and other benefits of anticipated or recently completed acquisitions or dispositions, including the pending acquisition of Hennessy (the “Hennessy Acquisition”), the timing and financing thereof and our ability to achieve the intended operational, financial and strategic benefits therefrom. These forward-looking statements often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the impacts of sustained levels of inflation, including reduced affordability of automobiles for consumers, (c) developments in U.S. and global trade policy, including the imposition by the U.S. of significant tariffs on the import of automobiles and certain materials used in our parts and services business and the resulting consequences (including, but not limited to, retaliatory tariffs by non-U.S. nations, supply chain disruptions, vehicle and part cost increases and demand decreases, and potential recessions in the U.S. and U.K.), and the passage of the “One Big Beautiful Bill,” including the associated impact on tax deductions in the domestic car industry and the elimination of certain clean energy tax credits, which could impact incentives for electric vehicle production and sales, (d) the level of manufacturer incentives, (e) our ability to comply with extensive laws, regulations and policies applicable to our operations, including BEV mandates in the U.K., and their impact on new vehicle demand, (f) our ability to obtain an inventory of desirable new and used vehicles (including as a result of changes in the international trade environment), (g) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (h) our cost of financing and the availability of credit for consumers, (i) our ability to complete acquisitions and dispositions, including the pending Hennessy Acquisition, on a timely basis, if at all and the risks associated therewith, (j) our ability to successfully integrate recent and future acquisitions, including the Hennessy Acquisition, and realize the expected benefits from consummated acquisitions, (k) foreign exchange controls and currency fluctuations, (l) the armed conflicts in Ukraine and the Middle East, (m) our ability to maintain sufficient liquidity to operate, and (n) a material failure in or breach of our vendors’ information technology systems and other cybersecurity incidents. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Investor contacts:
David Helderman
Senior Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Corporate Development
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
Kimberly Barta
Head of Marketing and Communications
Group 1 Automotive, Inc.
kbarta@group1auto.com
or
Jude Gorman / Clayton Erwin
Collected Strategies
Group1-CS@collectedstrategies.com
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